UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Science & Technology Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global economic slowdown and severe turmoil in credit markets devastated equity markets in 2008. Science and technology companies were hurt by these macroeconomic trends, and the stocks struggled along with the market. The weakening economic environment of the year’s first half evolved into a financial crisis of historic proportions in the latter half of the year. Saddled with leverage and unable to access the credit markets, a number of venerable financial institutions collapsed or had to be rescued. Lending dried up, and the harsh end to an extended period of easy credit severely curtailed consumer, enterprise, and infrastructure spending, including on technology. Investors became increasingly risk averse and fled sectors—including many areas of science and technology—that were considered to be especially economically sensitive. As a result, science and technology stocks underperformed the broader market. The combination of these factors made 2008 a trying year for the Science & Technology Fund.

HIGHLIGHTS

• Science and technology stocks were caught in the overall market’s downdraft, falling sharply in the past year.

• In this challenging environment, the Science & Technology Fund posted substantial losses for the 6- and 12-month periods ended December 31, 2008.

• A challenging economic environment will continue to weigh on demand for science and technology products and services in 2009, but we believe the stocks largely have reasonable valuations.

• We remain focused on rigorous analysis of companies, sectors, and industry trends and on identifying stocks with attractive prospects.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

For the 6- and 12-month periods ended December 31, 2008, the fund returned -39.49% and -43.80%, respectively, lagging the unmanaged S&P 500 Index, as shown in the accompanying Performance Comparison table. For the six-month period, the fund underperformed the Lipper Science & Technology Funds Index, but for the 12-month period, the fund held up slightly better than the index. (Returns for the Advisor Class shares reflected their different fee structure.)

MARKET ENVIRONMENT

In 2008, science and technology stocks were buffeted by the weakening economic conditions in the U.S. and many areas of the world. Moreover, they could not avoid the fallout from the global credit market crisis. Although many have drawn parallels between the market’s recent down-draft and the collapse of the technology bubble in 2000, there are important differences. Prior to Y2K, corporations’ overspending on technology resulted in companies having more technology products than they needed. By 2001, technology purchases dropped off precipitously, technology companies’ earnings collapsed, and technology stocks led stock market declines. This time around, technology companies aren’t at the forefront of the challenges but rather have fallen prey to an economic malaise that has become more severe than the prior downturn. Aside from these broader macro challenges, the technology industry is in many ways healthier this time around given that recent years have seen largely rational spending by customers, as well as a competitive rationalization in many markets. That said, current business trends are exceedingly weak in many of the economically sensitive areas of technology, particularly in semiconductors and semiconductor equipment, which saw dramatic revenue declines in the year’s second half as end-demand slowed sharply and customers moved to aggressively adjust inventories. Software and IT services have been relative bright spots given their higher levels of recurring revenue and lack of direct exposure to inventory dynamics.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of science and technology. Software companies accounted for 26% of the portfolio. Other major components include semiconductors at 24% and telecom equipment at 20%. Since our last report, we added to our software, semiconductors, and telecommunication equipment allocations and trimmed our holdings in hardware and media.

We entered the year concerned about the impact of the real estate bubble on the economy and weakening consumer and business spending. We positioned the fund for a tougher environment, but we were unable to avoid the severe impact on the equity markets from the greater-than-expected economic turmoil in the second half.

Our best absolute contributors during the past six months were QLogic, Optium, and McAfee. We realized profits from storage network company QLogic, which we believe is particularly vulnerable to the weak capital spending environment. Optium gained as a result of its takeover by optical network equipment company Finisar. McAfee, a seller of desktop, network, and compliance-related security software to consumers and enterprises, benefitted from market share gains, important new distribution partnerships, and its emergence as the fastest-growing mid- to large-cap security company. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our large positions in semiconductor companies Xilinx and Altera hurt the fund’s performance as semiconductors suffered substantial losses during the past six months. Gaming software company Electronic Arts suffered as consumers cut back on purchases of newly issued games in favor of familiar franchises.

IT services holdings represent a small portion of the overall portfolio, but these held up better than many other areas. Accenture, the global consulting and outsourcing company, reported solid earnings growth on the strength of its outsourcing business.

Late in the year, we began adding to positions in Microsoft, Apple, and Google. Microsoft currently carries a modest valuation and suffers from bearish investor sentiment. We believe that the company’s increasing focus on cost controls and the launch of Windows 7 in the next year will generate better earnings performance than the stock price anticipates. Apple continues to be an innovative company that has created industry-changing products, such as the iPod and the iPhone. We viewed the stock’s sell-off as an appealing opportunity to purchase shares. We believe that Google has a highly valuable position in online search and that it is well positioned to benefit from the rapid growth in software used over the Internet.

STRATEGY REVIEW AND OUTLOOK

Given the highly uncertain global economic outlook, consumers and businesses are likely to spend very cautiously on technology products and services this year. Despite this challenging fundamental backdrop, we believe there are a number of encouraging signs for technology stocks. First and foremost, we believe that the stocks’ valuations largely reflect the difficult medium-term business outlook. In addition, several long-term drivers of technology spending make us confident that when economies recover, industry revenue will rebound solidly. These trends include mobile computing, online advertising and commerce, and software and computing resources delivered over the Internet. Our analysis of these and other industry trends will continue to be an important component of identifying attractive investment opportunities.

Despite the challenging macroeconomic backdrop, the underlying health of technology companies is, in general, quite good. Unlike earlier this decade, companies haven’t built business plans and operating models in anticipation of unreasonably optimistic demand forecasts. Company managements emerged from the last downturn more prudent on costs and business risks and have thus been adjusting cost structures to business realities rather than hopeful projections. Among various technology segments, there has been major consolidation in the past several years, resulting in a better-structured industry with a better pricing environment. Consolidation is likely to continue as large-cap companies, flush with cash, target small- and mid-cap companies that own promising products and/or customer bases. These smaller companies are often more valuable to potential acquirers than the valuations they are able to achieve in the equity markets, making for mutually beneficial acquisitions and typically large stock price premiums for the acquired companies.

Overall, our outlook for science and technology stocks is optimistic, though it is moderated by our concern over the depth and duration of the global economic downturn. Importantly, regardless of the economic environment, we believe that successful investments are made by owning attractively valued stocks—and we’re finding a large number of these in the current environment. We believe that the strength of the Science & Technology Fund is in the analytical and industry expertise of our team, as well as in our access to the broader resources of T. Rowe Price. We are confident that these attributes will serve our fellow shareholders well in the years ahead. We will continue to work diligently on your behalf.

As always, we appreciate your continued support.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

Michael F. Sola
Member of the fund’s Investment Advisory Committee

January 20, 2009

PORTFOLIO MANAGER CHANGE

As announced in the last shareholder report, Kennard W. Allen has taken over as lead portfolio manager of the Science & Technology Fund. Mr. Allen joined T. Rowe Price in 2000 as an associate analyst following software companies and was promoted to analyst in 2003. Mr. Allen has worked on a number of the firm’s technology funds, diversified funds, and institutional portfolios.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.0%		
FOREIGN 1.3%		
Distribution 1.3%		
GameStop (1)	950,000	20,577
Total Foreign		20,577
HARDWARE 12.6%		
Consumer Electronics 4.8%		
Apple (1)	900,000	76,815
		76,815
Enterprise Hardware 5.0%		
EMC (1)	3,000,000	31,410
HTC (TWD)	500,000	5,044
NetApp (1)	2,500,000	34,925
Palm (1)	3,000,000	9,210
		80,589
Supply Chain/Electronic Manufacturing 2.8%		
Avnet (1)	1,300,000	23,673
Foxconn (HKD)(1)	7,000,000	2,345
Hon Hai Precision (TWD)	1,000,000	1,971
Tyco Electronics	1,000,000	16,210
		44,199
Total Hardware		201,603
IT SERVICES 4.1%		
IT Services 4.1%		
Accenture, Class A	1,100,000	36,069
Genpact (1)	1,000,000	8,220
Infosys Technologies (INR)	600,000	13,903
Tata Consultancy (INR)	700,000	6,901
Total IT Services		65,093

MEDIA 6.8%		
Advertising 0.5%		
Focus Media, ADR (1)	1,000,000	9,090
		9,090
Gaming 0.4%		
International Game Technology	500,000	5,945
		5,945
Internet 5.9%		
eBay (1)	1,000,000	13,960
Google, Class A (1)	260,000	79,989
		93,949
Total Media		108,984
SEMICONDUCTORS 23.6%		
Analog Semiconductors 5.8%		
Analog Devices	2,500,000	47,550
Maxim Integrated Products	3,000,000	34,260
National Semiconductor	1,000,000	10,070
		91,880
Digital Semiconductors 14.9%		
Altera	3,600,000	60,156
Broadcom, Class A (1)	2,400,000	40,728
Intel	1,500,000	21,990
Marvell Technology (1)	4,100,000	27,347
Microchip Technology	1,000,000	19,530
NVIDIA (1)	1,584,600	12,788
PMC-Sierra (1)	4,000,000	19,440
Sandisk (1)	500,000	4,800
Xilinx	1,800,000	32,076
		238,855

Semiconductor Capital Equipment 2.9%		
ASML Holding, ADR	1,000,000	18,070
KLA-Tencor	1,000,000	21,790
MEMC Electronic Materials (1)	500,000	7,140
		47,000
Total Semiconductors		377,735

SOFTWARE 25.7%

Applications Software 3.7%		
Adobe Systems (1)	1,100,000	23,419
Omniture (1)	400,000	4,256
Salesforce.com (1)	1,000,000	32,010
		59,685
Consumer Software 7.8%		
Electronic Arts (1)	2,550,000	40,902
Nintendo (JPY)	220,000	84,523
		125,425
Infrastructure Software 8.7%		
Citrix Systems (1)	1,000,000	23,570
Microsoft	4,126,400	80,217
Red Hat (1)	2,622,300	34,667
		138,454
Systems Software 2.3%		
McAfee (1)	800,000	27,656
VeriSign (1)	500,000	9,540
		37,196
Technical Software 3.2%		
Autodesk (1)	1,950,000	38,317
Cadence Design Systems (1)	2,500,000	9,150

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,879,693)	$ 1,652,654
Receivable for shares sold	2,539
Dividends and interest receivable	543
Foreign currency (cost $4)	4
Other assets	475
Total assets	1,656,215
Liabilities	
Payable for investment securities purchased	46,593
Payable for shares redeemed	7,954
Investment management fees payable	875
Due to affiliates	673
Other liabilities	575
Total liabilities	56,670
NET ASSETS	$ 1,599,545
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (5,308,228)
Net unrealized loss	(1,227,052)
Paid-in capital applicable to 121,443,523 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	8,134,825
NET ASSETS	$ 1,599,545
NET ASSET VALUE PER SHARE	
Investor Class	
($1,379,718,445 / 104,722,259 shares outstanding)	$ 13.18
Advisor Class	
($219,826,425 / 16,721,264 shares outstanding)	$ 13.15

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/08	12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (1,904)	$ (5,738)
Net realized gain (loss)	(373,314)	408,537
Change in net unrealized loss	(923,658)	(51,884)
Increase (decrease) in net assets from operations	(1,298,876)	350,915
Capital share transactions*		
Shares sold		
Investor Class	306,605	396,080
Advisor Class	25,546	25,043
Shares issued in connection with fund acquisition - Investor Class	19,780	–
Shares redeemed		
Investor Class	(505,754)	(758,352)
Advisor Class	(60,717)	(91,135)
Decrease in net assets from capital share transactions	(214,540)	(428,364)
Net Assets		
Decrease during period	(1,513,416)	(77,449)
Beginning of period	3,112,961	3,190,410
End of period	**$ 1,599,545**	**$ 3,112,961**
Undistributed net investment income	–	–
*Share information		
Shares sold		
Investor Class	15,580	16,903
Advisor Class	1,247	1,055
Shares issued in connection with fund acquisition - Investor Class	1,594	–
Shares redeemed		
Investor Class	(26,506)	(33,304)
Advisor Class	(3,271)	(4,057)
Decrease in shares outstanding	(11,356)	(19,403)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and Science & Technology Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $236,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase and sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values.

Transactions in options written and related premiums received during the year ended December 31, 2008, were as follows:

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,244,640,000 and $2,215,668,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

There were no distributions in the years ended December 31, 2008 and December 31, 2007. At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, unused capital loss carryforwards expire as follows: $2,880,910,000 in fiscal 2009, $1,904,219,000 in fiscal 2010, $129,421,000 in fiscal 2011, $7,359,000 in fiscal 2015, and $212,386,000 in fiscal 2016. Further, $6,516,000 of the fund’s unused capital loss carryforwards that were acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - ACQUISITION

On November 14, 2008, the fund acquired substantially all of the assets of the T. Rowe Price Developing Technologies Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated August 26, 2008, and approved by shareholders of the acquired fund on October 21, 2008. The acquisition was accomplished by a tax-free exchange of 1,593,877 shares of the fund (with a value of $19,780,000) for the 8,382,071 shares of the acquired fund outstanding on November 14, 2008 with the same value. The net assets of the acquired fund at that date included $5,187,000 of unrealized depreciation and $19,733,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $1,532,142,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $186,000 for Price Associates, $3,767,000 for T. Rowe Price Services, Inc., and $1,224,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2008, the fund was charged $47,000 for shareholder servicing costs related to the college savings plans, of which $34,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 637,630 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1994	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1994	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia Pacific (5/04 to 12/05); Managing
Director and President, Global Private Client Services, Marsh Inc.
(1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125
T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1945)	Inc.; Vice President, T. Rowe Price Trust Company
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.; formerly Analyst, Mellon Growth
Advisors and Fidelity Management and
Research (to 2003)

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Daniel Flax (1974)	Vice President, T. Rowe Price; formerly student,
Vice President, Science & Technology Fund	Columbia Business School (to 2006); Equity
Analyst/Trader, Madoff Securities International
(London) (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Science & Technology Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Science & Technology Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Science & Technology Fund	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Science & Technology Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President, Science & Technology Fund	Services Limited and T. Rowe Price Group, Inc.;
formerly Senior Investment Analyst, ABN Amro
Asset Management (to 2004)

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Science & Technology Fund	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President, Science & Technology Fund	Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
President, Science & Technology Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe
Vice President, Science & Technology Fund	Price Group, Inc.; formerly Research Analyst
and Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Science & Technology Fund

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Science & Technology Fund	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009